             As filed with the Securities and Exchange Commission
                                on June 9, 1998
                                                           Registration No. 333-
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM S-8

                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933

                              MapInfo Corporation
         -------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

        Delaware                                               06-1166630
-------------------------------------                    --------------------
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                           Identification Number)

    One Global View, Troy, New York                              12180
---------------------------------------                       -------------
(Address of Principal Executive Offices)                       (Zip Code)

                           1993 STOCK INCENTIVE PLAN
                           -------------------------
                           (Full title of the Plan)

                             Mark G. Borden, Esq.
                               Hale and Dorr LLP
                                60 State Street
                          Boston, Massachusetts 02109
                 --------------------------------------------
                    (Name and address of agent for service)

                                (617) 526-6000
-------------------------------------------------------------------------------
         (Telephone number, including area code, of agent for service)

================================================================================
                        CALCULATION OF REGISTRATION FEE
                        -------------------------------

-------------------------------------------------------------------------------------------------
 Title of                             Proposed               Proposed maximum        Amount of
 securities to     Amount to          maximum offering       aggregate offering      registration
 be registered     be registered      price per share        price                   fee
 -------------     --------------     ---------------        -----                   ---
-------------------------------------------------------------------------------------------------

Common Stock,       300,000 shares      $11.875(1)           $3,562,500(1)            $1051.00
$.002 par value
per share
-------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee, and based upon the average of the high and low prices of the Registrant's Common Stock as reported by the Nasdaq National Market on June 5, 1998 in accordance with Rules 457(c) and 457(h) of the Securities Act of 1933.
================================================================================

                    Statement of Incorporation by Reference
                    ---------------------------------------


     This Registration Statement on Form S-8 incorporates by reference the contents of the Registration Statement on Form S-8, File No. 333-4268, filed by

MapInfo Corporation (the "Registrant") on May 1, 1996, as amended on November 6,

1997 by Post-Effective Amendment No. 1, relating to the Registrant's 1993 Stock

Incentive Plan.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of New York, on the 9th day of June, 1998.


                              MAPINFO CORPORATION


                              By:    /s/ D. Joseph Gersuk
                                    ------------------------------------------
                                    D. Joseph Gersuk
                                     Vice President and Chief Financial
                                     Officer (Principal Financial and
                                     Accounting Officer)


                               POWER OF ATTORNEY

     We, the undersigned officers and directors of MapInfo Corporation, hereby severally constitute and appoint John C. Cavalier, D. Joseph Gersuk and Mark G. Borden, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names, in the capacities indicated below, the Registration Statement on Form S-8 filed herewith, and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and on our behalf and in our capacities as officers and directors to enable MapInfo Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signature                      Title                   Date
        ---------                      -----                   ----

  /s/ Michael D. Marvin    Chairman of the Board           June 9, 1998
-------------------------
Michael D. Marvin

 /s/ John C. Cavalier      President, Chief                June 9, 1998
-------------------------  Executive Officer and
John C. Cavalier           Director (Principal Executive
                           Officer)


 /s/ D. Joseph Gersuk      Vice President and Chief        June 9, 1998
-------------------------  Financial Officer (Principal
D. Joseph Gersuk           Financial and Accounting
                           Officer)


 /s/ John F. Haller        Director                        June 9, 1998
-------------------------
John F. Haller

 /s/ Laszlo C. Bardos      Director                        June 9, 1998
-------------------------
Laszlo C. Bardos

 /s/ John F. Burton        Director                        June 9, 1998
-------------------------
John F. Burton

 /s/ George C. McNamee     Director                        June 9, 1998
-------------------------
George C. McNamee

 /s/ James A. Perakis      Director                        June 9, 1998
-------------------------
James A. Perakis

                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number
------

      4.1 (1)  Certificate of Incorporation of the Registrant

      4.2 (1)  By-laws of the Registrant

      4.3 (2)  Specimen Stock Certificate of Common Stock of the Registrant

      5        Opinion of Hale and Dorr LLP

     23.1      Consent of Hale and Dorr LLP (included in Exhibit 5)

     23.2      Consent of Coopers & Lybrand L.L.P.

     24 Power of Attorney (included on the signature page of this Registration Statement)


_____________________

(1) Incorporated herein by reference to the Registrant's Current Report on Form 8-K dated November 6, 1997.

(2) Incorporated herein by reference to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1997.